[FACE OF CERTIFICATE]

NUMBER                            [LOGO]                           SHARES

C-__                     BioMimetic Therapeutics, Inc.

COMMON STOCK       INCORPORATED UNDER THE LAWS OF THE         CUSIP 09064X 10 1
                            STATE OF DELAWARE                  SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

     THIS IS TO CERTIFY that

     is the owner of

    FULLY AND NON-ASSESSABLE ORDINARY SHARES, PAR VALUE $0.001 PER SHARE OF

BioMimetic Therapeutics, Inc. (hereinafter called the "Company") transferable on the books of the Company by the Registered Holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This
Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of
Association and amendments thereto of the Company.

     This Certificate is not valid unless countersigned and registered by the
     Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

[SIGNATURE]                         [SEAL]                [SIGNATURE]
----------------------                                    ----------------------
PRESIDENT                                                 SECRETARY

COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY (New York,
N.Y.) TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT - ______ Custodian _________
TEN ENT - as tenants by the entireties                            (Cust)            (Minor)
JT TEN - as joint tenants with right of                 under Uniform Gifts to Minors Act
         survivorship and not as tenants                ____________________________________
         in common                                                   (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, ____________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

________________________________________________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) of

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________ the Common Stock
represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated __________________________

                                    ____________________________________________
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.

     Signature(s) Guaranteed:       ____________________________________________
                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.